Exhibit 10.61.1

AMENDMENT AGREEMENT

AMENDMENT AGREEMENT, dated as of May 15, 2008 (this “Amendment”), to the Revolving Trade Receivables Purchase Agreement, dated as of April 24, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among Powerwave Technologies, Inc., as Servicer, Powerwave Technologies, Inc., Powerwave Comtek, Inc. and Powerwave Technologies Sweden AB, as Originators, the several banks and other financial institutions or entities from time to time parties thereto, as Purchasers, and Deutsche Bank AG New York Branch, as Administrative Agent. Unless otherwise defined herein, terms used herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

WITNESSETH :

WHEREAS, the Servicer has requested that certain provisions of the Receivables Purchase Agreement be amended, including an extension of the Facility Termination Date and other related changes; and

WHEREAS, the Purchasers are willing to agree to such amendment only upon the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Servicer, the Originators, the Purchasers and the Administrative Agent hereby agree as follows:

1. Amendments to the Receivables Purchase Agreement.

(a) The definition of “Facility Termination Date” is hereby amended so that the date “April 24, 2008” is changed to “May 15, 2009”.

(b). All references to “Federal Funds Rate” are hereby deleted and replaced with the phrase “LIBOR Rate”.

(c). A new definition of “LIBOR Rate” is hereby added and inserted in the correct alphabetical position, as follows:

“LIBOR Rate”: the rate that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (the display designated as Page 3750 on the Telerate System Incorporated Service or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market), as determined by the Administrative Agent, based in each case on the overnight rate at approximately 11:00 a.m. London, England time on such day of determination. If any date of determination hereunder is not a Business Day in London, England, the applicable LIBOR Rate shall be the rate determined for the next preceding Business Day in London, England.

(d). The definition of “Business Day” is hereby amended by addition of the following proviso at the end thereof:

Provided further, that with respect to determinations of the LIBOR Rate in connection with the Investments, such day is also a day for trading by and between banks in Dollar deposits in London, England.

(e). Section 2.5(c) is hereby amended and restated to read in its entirety as follows:

The Originators jointly and severally agree to pay to the Administrative Agent in Dollars for the ratable benefit of the Tranche A Purchasers and the Tranche B Purchasers, for the period from and including the date hereof through the Facility Termination Date, a non-refundable fee (the “Commitment Fee”) equal to 0.50% per annum on the excess of (i) the Purchasers’ Investment Limits over (ii) the outstanding amount of the Investments on each day during each calendar quarter. The Commitment Fee shall be payable in arrears on the fifth Business Day of each calendar quarter occurring after the initial Purchase Date, and on the Facility Termination Date.

(f). Schedule 1.1B is hereby amended to read in its entirety as set forth in the form attached hereto.

2. Representations and Warranties. Each of the Originators and the Servicer, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in the Receivables Purchase Agreement and otherwise in the Transaction Documents to which it is a party, all as if made on the date hereof, and hereby represents and warrants to the Purchasers and the Administrative Agent that no Termination Event or Incipient Termination Event has occurred and is continuing after giving effect to the terms hereof.

3. Effectiveness. This Amendment shall become effective on May 15, 2008, provide that (i) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by the Originators, the Servicer, the Administrative Agent and the Purchasers, as the case may be, (ii) the Servicer shall have paid the Purchasers’ renewal fee in the amount of $300,000 and (iii) the Servicer shall have paid Administrative Agent’s legal fees and expenses in connection with this Amendment, the amount of which shall not exceed $3,000;

4. Limited Effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document, nor constitute a waiver of compliance with any provision of the Receivables Purchase Agreement or any other Transaction Document. Except as expressly amended, modified and supplemented herein, all of the provisions and covenants of the Receivables Purchase Agreement and the other Transaction Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. Each reference to the Receivables Purchase Agreement in any Transaction Document shall be a reference to the Receivables Purchase Agreement as amended by this Amendment.

5. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The provisions of Section 9.12 of the Receivables Purchase Agreement shall apply mutatis mutandis as if set forth in full herein.

(b) This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ORIGINATORS	POWERWAVE TECHNOLOGIES, INC.

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POWERWAVE COMTEK, INC.

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POWERWAVE TECHNOLOGIES SWEDEN AB

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SERVICER	POWERWAVE TECHNOLOGIES, INC.

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ADMINISTRATIVE AGENT	DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

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PURCHASERS	DEUTSCHE BANK AG, NEW YORK BRANCH

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